UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) 0f The Securities Exchange Act Of 1934


        Date of Report (Date of earliest event reported): April 18, 2005


                             Universal Flirts Corp.
             (Exact name of registrant as specified in its charter)


           Delaware                       333-117718            20-11998142
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


           A-20G, Chengming Plaza
             No. 2 Nan Da Street
              Xicheng District
               Beijing, China                                     100035
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: 86-10-83670505



          (Former name or former address, if changed since last report)

Item 8.01. Other Events

         The Company has entered into a Plan of Reorganization and Agreement of Merger (the "Merger Agreement") with its wholly owned subsidiary, Orsus Xelent Technologies, Inc., pursuant to which the subsidiary was merged with and into the Company. The only effect on the Company of the merger, which became effective on April 18, 2005, was to change the name of the Company to Orsus Xelent Technologies, Inc. A copy of the Merger Agreement is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.  Financial Statements And Exhibits

         (c) Exhibits. The following exhibit has been filed as a part of this Current Report:

         Exhibit
         Number            Description of Exhibit
         -------           ----------------------

          2.1              Plan of Reorganization  and Agreement of Merger dated
                           April  7,  2005,   by  and   between   Orsus   Xelent
                           Technologies, Inc. and Universal Flirts Corp.

















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     UNIVERSAL FLIRTS CORP.


                                                   By:   /s/ Wang Xin
                                                       -------------------------
                                                   Its:  Chief Executive Officer
                                                       -------------------------

DATED:  April 19, 2005




















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